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BESTWAY, INC.                                                          FORM 10-K
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                                   EXHIBIT 21



                                 BESTWAY, INC.
                                  Subsidiaries
                                 July 31, 1997


        Subsidiary                                       State of Incorporation
-------------------------------                          ----------------------
Bestway Rental, Inc.                                            Tennessee
U.S. Credit-Service Corporation                                 Missouri
Westdale Data Service, Inc.                                     Texas